                                                                 EXHIBIT 10.18.3


                               THIRD AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

      THIS THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT (this "Agreement") is made and entered into as of February 9, 2000 (the "Effective Date"), by and between ARGENT FRANKFORD, L.P., a Texas limited partnership ("Seller"), and HOME INTERIORS & GIFTS, INC. a Texas corporation ("Buyer").

                           --------------------------

                              W I T N E S S E T H :

      A. Seller and Purchaser entered into that one certain Purchase and Sale Agreement (as amended, the "Agreement") with an effective date of July 19, 1999.

      B. Seller and Purchaser entered amendments of the Agreement with effective dates of July 23, 1999, and October 20, 1999.

      C. Seller has notified Buyer of upcoming Substantial Completion of the Seller's Improvements, including those items originally shown on Exhibit "C-1" of the Agreement and additional modifications and additions as described on the plans and specifications approved by Buyer on November 23, 1999, in accordance with the letter attached hereto as Exhibit "A."

      D. Buyer and Seller have reached agreement as to the scope of the Improvements contemplated by Exhibit "C" of the Agreement, including the agreement for Seller to construct certain improvements in the Building (defined in Section 6 as the "HIG Improvements") described on the plans and specifications approved by Buyer on January 4, 2000, in accordance with the letter attached hereto as Exhibit "B." The parties' agreements concerning the HIG Improvements are incorporated into Exhibit "C-1" of the Agreement, for the sake of convenience, by this Third Amendment.

      E. Pursuant to the parties' agreement, the construction of the HIG Improvements will result in an addition to the purchase price as more particularly provided in this Third Amendment.

      F. Seller and Purchaser hereby intend to amend the Agreement as more particularly provided herein.

      NOW, THEREFORE, the parties hereto do hereby agree as follows:


      I. DIVISION OF PROPERTY FOR PURPOSES OF TWO CLOSINGS. THE PROPERTY SHALL BE PURCHASED AND CONVEYED IN TWO SEPARATE CLOSINGS. SELLER SHALL CONVEY TO THE
BUYER:



THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 1 -

              A. A SIXTY NINE PERCENT (69%) UNDIVIDED INTEREST IN THE PROPERTY (THE "69% INTEREST") AT THE FIRST CLOSING (HEREIN SO-CALLED); AND

              B. A THIRTY ONE PERCENT (31%) UNDIVIDED INTEREST IN THE PROPERTY (THE "31% INTEREST") AT THE SECOND AND FINAL CLOSING (THE "SECOND CLOSING").


      II. PURCHASE PRICE. THE AGGREGATE PURCHASE PRICE FOR THE PROPERTY IS AGREED TO BE TWENTY ONE MILLION THREE HUNDRED SEVENTY TWO THOUSAND ONE HUNDRED THIRTY THREE AND NO/100 DOLLARS ($21,372,133), CALCULATED AS FOLLOWS:


      Purchase Price [in Seller's Scope of Improvements]:
      -------------------------------------------------
      1     Shell, Per Agreement Exhibit "C-1" ["Project Model"]                              $17,782,000
      2     Construction Interest on Original Optional Items Cost                                  31,123
      3     Cost of HIG Improvements (as of 2/1/2000):
      4     Revised Cost of Buyer's Original Optional Items (Per Agreement)    1,074,991
      5     HIG Improvements (Per Attached Exhibit "B")                        2,371,992
                                                                               ---------
      6     Subtotal Optional Items + HIG Improvements                                          3,446,983
      7     Seller's Construction Management Fee on HIG Improvements                3.25%         112,027
                                                                                                  -------
      8     Total Revised Purchase Price                                                       21,372,133
                                                                                               ==========
      9     Funding of Purchase Price:
      10    Buyer's Payment at First Closing ( = Full Balance, Exchange                        14,650,000
            Escrow Account; 2/2/00 Estimate Shown)
      11    Construction Security (Previously Paid)                                               700,000
      12    Seller Funding Until Second Closing                                5,300,000
      13    Progress Payments (Current Scope of HIG Improvements)                                 853,133
      14    Buyer's Payment at Second Closing                                                   5,169,000
                                                                                                ---------
      15    TOTAL PAYMENTS [SELLER'S SCOPE OF IMPROVEMENTS]                                    21,372,133
                                                                                               ==========

The purchase price shall be allocated and paid as follows:


               A. $14,650,000 FOR THE 69% INTEREST, PLUS ADDITIONAL AMOUNTS, IF ANY, IN THE BUYER'S EXCHANGE ESCROW ACCOUNT WHICH BUYER ELECTS TO APPLY TO THE PURCHASE PRICE AT THE FIRST CLOSING; AND

THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 2 -

               B. $6,722,133 FOR THE 31% INTEREST. THE EARNEST MONEY DEPOSIT, ALL INTEREST ACCRUED AND TO ACCRUE THEREON, THE CONSTRUCTION SECURITY, AND PROGRESS PAYMENTS (HEREAFTER DEFINED IN SECTION 6) SHALL BE APPLIED TO THE PURCHASE PRICE FOR THE 31% INTEREST.


      III. PERMITTED LIEN. THE 69% INTEREST SHALL BE CONVEYED SUBJECT TO THE LIEN OF A DEED OF TRUST (THE "PERMITTED LIEN") SECURING A PROMISSORY NOTE IN THE ORIGINAL PRINCIPAL AMOUNT NOT EXCEEDING $5,300,000, PAYABLE TO THE ORDER OF BANK OF AMERICA, N.A., MATURING MAY 31, 2000. SELLER SHALL RETAIN THE LIABILITY AND RESPONSIBILITY FOR THE RELEASE OF THE PROPERTY FROM THE PERMITTED LIEN AT THE TIME OF THE SECOND CLOSING (CONDITIONED ON BUYER'S PERFORMANCE HEREUNDER) AND AGREES TO INDEMNIFY AND HOLD BUYER HARMLESS FROM AND AGAINST LOSS OR CLAIMS ARISING OUT OF SELLER'S FAILURE TO OBTAIN SUCH RELEASE AS REQUIRED BY THE TERMS OF THIS THIRD AMENDMENT. THE PERMITTED LIEN SHALL BE DEEMED TO BE A PERMITTED EXCEPTION UNDER THE AGREEMENT AS TO THE 69% INTEREST TO BE CONVEYED AT THE FIRST CLOSING. THE PERMITTED LIEN SHALL NOT BE A PERMITTED EXCEPTION AS TO THE 31% INTEREST.


      IV. PRORATION OF AD VALOREM TAXES AND EXPENSES. ALL AD VALOREM TAXES, PROPERTY OWNERS' ASSOCIATION DUES AND ASSESSMENTS, AND UTILITIES CONSUMED BY BUYER IN CONNECTION WITH BUYER'S OCCUPANCY OF THE PROPERTY (EXCLUDING THE GENERAL CONTRACTOR`S POWER, WATER, AND SEWER UTILIZATION PURSUANT TO THE CONSTRUCTION CONTRACT FOR THE HIG IMPROVEMENTS) SHALL BE PRORATED AS OF THE DATE OF THE FIRST CLOSING, AND BUYER SHALL ASSUME SUCH OBLIGATIONS EFFECTIVE AS OF THE FIRST CLOSING. BUYER AGREES TO REIMBURSE SELLER AT EACH OF THE FIRST AND SECOND CLOSINGS FOR THE REASONABLE ATTORNEYS' FEES AND COSTS (COLLECTIVELY, THE "REVISED TRANSACTION COSTS") INCURRED BY SELLER IN CONNECTION WITH SELLER'S FACILITATION OF BUYER'S SECTION 1031 EXCHANGE TRANSACTION, OF WHICH THE EXPENSE INCIDENT TO NEGOTIATION AND PREPARATION OF THIS THIRD AMENDMENT, MODIFICATION OF THE SELLER'S CONSTRUCTION LOAN DOCUMENTATION, THE PARTICIPATION IN THE SECOND CLOSING, AND LOAN FEES AND INTEREST EXPENSE INCURRED IN MODIFYING AND EXTENDING SELLER'S CONSTRUCTION LOAN ARE ALL A PART. THE AGGREGATE OF REVISED TRANSACTION FEES REIMBURSABLE TO SELLER HEREUNDER SHALL NOT EXCEED $150,000, AND IS CURRENTLY ESTIMATED TO BE $135,000, COMPOSED OF:

                                                   Estimated Additional Interest
                                                          on $5,300,000
                                                                  $110,000
      Estimated Additional Title Insurance Premium on $21,372,133    6,200
      Estimated Additional Cost, Contract Amendment, Revised
       Documents and Loan                                            18,800


      V. TITLE INSURANCE. SELLER AND BUYER AGREE THAT THE AGGREGATE OF PREMIUM EXPENSE PAYABLE BY SELLER FOR THE OWNER'S POLICIES OF TITLE INSURANCE TO BE ISSUED TO BUYER IN CONNECTION WITH THE INSURING OF BUYER'S TITLE TO THE 69% INTEREST AND THE 31% INTEREST SHALL NOT EXCEED: (A) THE BASIC PREMIUM PAYABLE UNDER APPLICABLE TITLE INSURANCE RATE RULES FOR A

THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 3 -

SINGLE OWNER'S POLICY OF TITLE INSURANCE IN THE AMOUNT OF $19,354,974, LESS (B) ANY BASIC PREMIUM CREDIT TO WHICH SELLER SHALL BE ENTITLED PURSUANT TO THE RATE RULES, BASIC MANUAL OF RULES, RATES, AND FORMS PROMULGATED BY THE TEXAS INSURANCE COMMISSION. BUYER SHALL HAVE THE RIGHT AND OPTION TO OBTAIN ADDITIONAL TITLE INSURANCE ON THE PROPERTY AT BUYER'S SOLE COST AND EXPENSE.


      VI. CLOSING SCHEDULE.


               A. THE FIRST CLOSING SHALL OCCUR ON FEBRUARY 15, 2000, BY WHICH DATE THE PARTIES AGREE SUBSTANTIAL COMPLETION OF THE SELLER'S IMPROVEMENTS, AS DEFINED IN THE AGREEMENT, SHALL BE DEEMED TO HAVE OCCURRED, SUBJECT TO THE PUNCHLIST ITEMS DETERMINED IN ACCORDANCE WITH
       SECTION 5 OF EXHIBIT "C" TO THE AGREEMENT.


               B. THE SECOND CLOSING SHALL OCCUR ON THE LATER OF: (I) TEN (10) DAYS AFTER THE BUYER'S CLOSING OF THE DISPOSITION OF BUYER'S MCKINNEY PROPERTY, DESCRIBED ON EXHIBIT "C" ATTACHED TO THIS THIRD AMENDMENT, AND
       (II) TEN (10) DAYS AFTER SUBSTANTIAL COMPLETION OF THE INTERIOR IMPROVEMENTS (THE "HIG IMPROVEMENTS") DESCRIBED ON EXHIBIT "B" ATTACHED TO THIS THIRD AMENDMENT. NOTWITHSTANDING THE FOREGOING, IF SUBSTANTIAL COMPLETION OF THE HIG IMPROVEMENTS OR BUYER'S CLOSING OF THE MCKINNEY PROPERTY SHALL NOT HAVE OCCURRED PRIOR TO MAY 15, 2000, THE SECOND CLOSING SHALL OCCUR NO LATER THAN MAY 26, 2000, AND SELLER'S OBLIGATIONS WITH RESPECT TO THE HIG IMPROVEMENTS SHALL SURVIVE THE SECOND CLOSING.


               C. BUYER AGREES TO NOTIFY SELLER PROMPTLY WHEN THE CLOSING OF THE MCKINNEY PROPERTY OCCURS.


               D. AT THE FIRST CLOSING, BUYER WILL FURNISH A LETTER ACKNOWLEDGING SUBSTANTIAL COMPLETION OF THE SELLER IMPROVEMENTS, AS FURTHER DESCRIBED IN EXHIBIT "C" OF THE AGREEMENT, SECTION 5F, SUBJECT IN ALL RESPECTS TO SELLER'S OBLIGATION UNDER THE AGREEMENT TO CAUSE COMPLETION OF UNFINISHED IMPROVEMENTS, FIXTURES, OR EQUIPMENT NOTED IN THE PROJECT ARCHITECT'S CERTIFICATE OF SUBSTANTIAL COMPLETION (THE "PUNCHLIST ITEMS"). PRIOR TO THE FIRST CLOSING, THE PARTIES SHALL COOPERATE WITH ONE ANOTHER IN GOOD FAITH TO CAUSE A PUNCHLIST TO BE PREPARED IN ACCORDANCE WITH SECTION 5 OF EXHIBIT "C" TO THE AGREEMENT. BUYER RESERVES ALL OF BUYER'S RIGHTS GRANTED PURSUANT TO THE AGREEMENT WITH RESPECT TO COMPLETION OF PUNCHLIST ITEMS, NOTWITHSTANDING BUYER'S PARTICIPATION IN THE FIRST CLOSING. BUYER'S LETTER SHALL EXPRESSLY EXCLUDE THE PUNCHLIST ITEMS FROM ANY ACKNOWLEDGMENT OF ACCEPTANCE OR COMPLETION.

THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 4 -

               E. THE HIG IMPROVEMENTS ARE DESCRIBED BY REFERENCE ON EXHIBIT "B" ATTACHED TO THIS THIRD AMENDMENT. THE VALUE OF THE HIG IMPROVEMENTS IS REFLECTED IN THE PURCHASE PRICE STATED IN SECTION 2, ABOVE. IF THE SCOPE OF THE HIG IMPROVEMENTS SHALL HEREAFTER BE ADJUSTED PURSUANT TO CHANGE ORDERS BETWEEN BUYER AND SELLER, SUCH ADJUSTMENT SHALL CAUSE: (I) AN ADJUSTMENT OF THE PURCHASE PRICE IN ACCORDANCE WITH THE TERMS OF SECTION 2G OF EXHIBIT "C" TO THE AGREEMENT, IN THE SAME MANNER AS CHANGES IN SELLER'S IMPROVEMENTS HAVE PREVIOUSLY BEEN REFLECTED IN THE PURCHASE PRICE, AND (II) AN ADJUSTMENT OF THE PROGRESS PAYMENTS PAYABLE BY BUYER.


               F. BUYER AGREES TO PAY SELLER THE SUM OF $853,000 (COLLECTIVELY, AS ADJUSTED IN ACCORDANCE WITH SUBPARAGRAPH 6E, THE "PROGRESS PAYMENTS") IN ORDER TO DEFRAY THE COST OF FINANCING A PORTION OF THE HIG IMPROVEMENTS. EACH INSTALLMENT OF PROGRESS PAYMENTS SHALL BE MADE UPON FIVE (5) BUSINESS DAYS NOTICE FROM SELLER TO BUYER, FORWARDING TO BUYER A REQUEST FOR PAYMENT REFLECTING THE PROGRESS OF WORK ON THE HIG IMPROVEMENTS. THE PROGRESS PAYMENTS SHALL OCCUR IN TWO EQUAL MONTHLY INSTALLMENTS, EACH OF WHICH SHALL BE PAID ON OR ABOUT THE 15TH DAY OF APRIL AND MAY, 2000. THE AGGREGATE OF PROGRESS PAYMENTS SHALL BE APPLIED TO THE PORTION OF THE PURCHASE PRICE PAYABLE AT THE SECOND CLOSING.


               G. SUBSTANTIAL COMPLETION OF THE HIG IMPROVEMENTS SHALL BE THE DATE ON WHICH (I) SELLER OBTAINS AND DELIVERS TO BUYER A CERTIFICATE OF OCCUPANCY FROM THE CITY OF CARROLLTON, TEXAS, WITH RESPECT TO THE HIG IMPROVEMENTS (OR THE PORTIONS OF SUCH IMPROVEMENTS FOR WHICH MUNICIPAL INSPECTIONS AND APPROVALS ARE REQUIRED BY LAW); AND (II) THE PROJECT ARCHITECT SHALL HAVE ISSUED HIS CERTIFICATE OF SUBSTANTIAL COMPLETION FOR THE HIG IMPROVEMENTS IN THE FORM OF AIA CERTIFICATE OF SUBSTANTIAL COMPLETION (AIA DOCUMENT G704).


               H. AT EACH OF THE FIRST AND SECOND CLOSINGS, EACH DOCUMENT REQUIRED TO BE DELIVERED IN CONNECTION WITH SUCH CLOSING WHICH DESCRIBES OR REFERS TO THE PROPERTY SHALL DESCRIBE OR REFER TO THE UNDIVIDED INTEREST IN THE PROPERTY PROVIDED TO BE CONVEYED AT SUCH CLOSING HEREUNDER.


      VII. INTERIM OPERATIONS. THE BUYER SHALL HAVE THE EXCLUSIVE RIGHT TO OCCUPY AND UTILIZE THE BUILDING AND THE LAND IN PREPARATION FOR THE OPERATION OF ITS BUSINESS THEREIN, AND TO OPERATE ITS BUSINESS THEREIN DURING THE TERM OF THE AGREEMENT, SO LONG AS NO DEFAULT SHALL EXIST HEREUNDER. BUYER'S RIGHT OF OCCUPANCY SHALL BE SUBJECT TO:

THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 5 -

               A. THE RIGHTS OF SELLER TO COMPLETE THE HIG IMPROVEMENTS (HEREAFTER DEFINED) IN ACCORDANCE WITH THE PARTIES' AGREEMENTS RELATING TO CONSTRUCTION IN AND AROUND THE BUILDING.

               B. FROM AND AFTER THE TERMINATION OF THE GENERAL CONTRACTOR'S BUILDER'S RISK INSURANCE AS THE RESULT OF THE COMPLETION OF THE CONSTRUCTION CONTRACT, BUYER'S PURCHASE OF COMPREHENSIVE GENERAL LIABILITY INSURANCE POLICIES WITH COVERAGE LIMITS NOT LESS THAN $10,000,000 IN THE AGGREGATE AND $1,000,000 PER OCCURRENCE FOR PERSONAL INJURY AND PROPERTY DAMAGE, AND POLICIES INSURING AGAINST CASUALTY LOSS OF, OR DAMAGE TO, THE BUILDING IN THE AMOUNT OF THE FULL REPLACEMENT COST THEREOF, WHICH POLICIES SHALL NAME SELLER AND SELLER'S MORTGAGEE AS ADDITIONAL INSUREDS IN ACCORDANCE WITH THEIR INTERESTS. SELLER SHALL NOT BE LIABLE IN ANY WAY FOR ANY INJURY, LOSS, OR DAMAGE WHICH MAY OCCUR TO ANY OF BUYER'S PROPERTY OR INSTALLATIONS IN THE BUILDING, OR ELSEWHERE ON THE LAND, PRIOR TO THE SECOND CLOSING. BUYER SHALL PROTECT, DEFEND, INDEMNIFY, AND HOLD HARMLESS SELLER FROM AND AGAINST ALL LIABILITIES, COSTS, DAMAGES, FEES, AND EXPENSES ARISING OUT OF THE ACTIVITIES OF BUYER OR ITS AGENTS, CONTRACTORS, SUPPLIERS, AGENTS, OR WORKMEN ON THE PROPERTY.


               C. BUYER AGREES TO COOPERATE WITH SELLER AND SELLER'S CONSTRUCTION LENDER TO THE EXTENT REASONABLY NECESSARY TO FACILITATE SELLER'S FINANCING OF THE CONSTRUCTION OF THE HIG IMPROVEMENTS, WHICH FINANCING SHALL BE SECURED BY A DEED OF TRUST LIEN ON THE PROPERTY THROUGHOUT THE TERM OF THE AGREEMENT, UNTIL THE SECOND CLOSING. IN CONNECTION WITH SUCH FINANCING, SELLER ANTICIPATES THAT AT A MINIMUM, THE MORTGAGEE SHALL REQUEST, AND BUYER HEREBY AGREES TO EXECUTE AND DELIVER, AN ESTOPPEL CERTIFICATE STATING THAT THE AGREEMENT IS IN FULL FORCE AND EFFECT, WITHOUT DEFAULT, AND AFFIRMING BUYER'S OBLIGATIONS THEREUNDER.


         VIII. WARRANTIES AND GUARANTIES. IN ORDER TO MAXIMIZE APPLICABLE WARRANTY PERIODS, SELLER SHALL, SUBJECT TO GENERAL CONTRACTOR APPROVAL, ASSIGN WARRANTIES AND GUARANTIES RELATING TO THE SELLER'S IMPROVEMENTS AND HIG IMPROVEMENTS AT THE DATE OF SUBSTANTIAL COMPLETION OF THE HIG IMPROVEMENTS, AS PROVIDED IN THIS THIRD AMENDMENT AND NOT AT THE FIRST CLOSING.


      IX. CASUALTY LOSS. SECTION 12 OF THE AGREEMENT IS AMENDED IN THE FOLLOWING
RESPECTS:

               A. THE WORD "CLOSING" IN SUCH SECTION IS AMENDED TO READ "FIRST CLOSING."


               B. THE FOLLOWING SENTENCE IS ADDED TO THE END OF SUCH SECTION:
       THIRD AMENDMENT TO PURCHASE AND SALE AGREEMENT - 6 -


THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 6 -

         After the First Closing, all risk of loss of the Property shall be Buyer's risk, and Buyer shall be solely responsible for insuring such risk. Seller shall not authorize the General Contractor to cancel the existing builder's risk coverage except as permitted by the terms of the General Contractor's contract for construction of the Building following Substantial Completion of the HIG Improvements.


         X.  LEASE OPTION.  SECTION 16 OF THE AGREEMENT IS HEREBY DELETED.


         XI. WAIVER OF PARTITION RIGHTS. BUYER AND SELLER WAIVE THEIR LEGAL AND EQUITABLE RIGHTS TO PARTITION THE PROPERTY DURING THE PERIOD BETWEEN THE FIRST CLOSING AND SECOND CLOSING, PROVIDED THAT IF EITHER PARTY SHALL BREACH ITS OBLIGATIONS UNDER THE AGREEMENT, THE NONDEFAULTING PARTY SHALL HAVE THE RIGHT AND OPTION TO SEEK PARTITION OF THE PROPERTY, CUMULATIVE OF ALL OTHER RIGHTS AND REMEDIES AVAILABLE TO THE NONDEFAULTING PARTY ON ACCOUNT OF SUCH BREACH.


         XII. RATIFICATION OF TERMS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS THIRD AMENDMENT, THE PROVISION OF THE AGREEMENT ARE IN FULL FORCE AND EFFECT, AND THE CLOSING OF THE BUYER'S ACQUISITION OF THE 69% INTEREST AND THE 31% INTEREST SHALL BE SUBJECT IN ALL RESPECTS TO THE TERMS OF THE AGREEMENT, AS AMENDED HEREIN. EACH CAPITALIZED TERM UTILIZED HEREIN SHALL HAVE THE MEANING THEREFOR ASSIGNED IN THE AGREEMENT, UNLESS OTHERWISE DEFINED IN THIS THIRD AMENDMENT.


         EXECUTED as of the day and year first above set forth, which shall be the Effective Date of this Third Amendment for all purposes.


             [The balance of this page is left blank intentionally.]




THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 7 -

                                        SELLER:

                                        ARGENT FRANKFORD, L.P.,
                                        a Texas limited partnership
                                        By:  ARGENT FRANKFORD GP, LLC,
                                        a Texas limited liability company
                                        its General Partner

                                        By:   /s/ C. E. CORNUTT
                                           --------------------------------
                                           Name:  C. E. Cornutt
                                           Title: President

THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 8 -

                                    BUYER:

                                    HOME INTERIORS & GIFTS, INC.
                                    a Texas corporation

                                    By: /s/ DONALD J. CARTER, JR.
                                       ------------------------------------
                                    Name:   Donald J. Carter, Jr.
                                         ----------------------------------
                                    Title:  Chief Executive Officer
                                          ---------------------------------
THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT   - 9 -

                                   EXHIBIT "C"

                          McKinney Property Description


THIRD AMENDMENT TO PURCHASE
AND SALE AGREEMENT  - 10 -